UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2015 (July 15, 2015)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2015, Asbury Automotive Group, Inc. (the “Company”) appointed William Stax as the Company’s Corporate Controller and Chief Accounting Officer reporting to Keith R. Style, the Company’s Senior Vice President and Chief Financial Officer. In such capacity, Mr. Stax will serve as principal accounting officer of the Company.  Mr. Stax, age 43, previously served as the Company’s Assistant Corporate Controller since December 2011. Mr. Stax also served in various finance and accounting roles at the Company, including Manager of Financial Reporting from 2008 to 2011, Corporate Controller-South Region from 2003 to 2008 and Manager of Internal Audit from 2002 to 2003. Prior to joining the Company, Mr. Stax spent 6 years as a Certified Public Accountant with Arthur Andersen LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: July 20, 2015	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Vice President, General Counsel & Secretary